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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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                           ICARUS INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in its charter)

                MARYLAND                              52-2069941
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(State of incorporation or organization)   (IRS Employer Identification No.)


600 JEFFERSON PLAZA
ROCKVILLE, MARYLAND                           20852
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(Address of principal executive offices)   (including zip code)


If this Form relates to the                 If this Form relates to the
registration of a class of                  registration of a class of
securities pursuant to Section              securities pursuant to Section 12(g)
12(b) of the Exchange Act and is            of the Exchange Act and is effective
effective pursuant to General               pursuant to General Instruction
Instruction A.(c), please check             A.(d), please check the following
the following box.                          box.

                           [ ]                                            [X]



           Securities Act Registration Statement file number to which this form relates: 333-45957
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        Securities to be registered pursuant to Section 12(b) of the Act:

                                      None

        Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $0.01 per share
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                                (Title of Class)


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ICARUS International, Inc.
Form 8-A
Page 2

ITEM 1.    DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.
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           See "Description of Capital Stock" of the Preliminary Prospectus
included in the Registrant's Registration Statement on Form SB-2, dated July 10, 1998 (Registration No. 333-45957) which is hereby incorporated by reference.

ITEM 2     EXHIBITS.
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           *1.0 Form of Stock Certificate.

           *2.0 Articles of Incorporation.

           *3.0 Bylaws.

      *Previously filed with the Securities and Exchange Commission as exhibits to the Registrant's Registration Statement on Form SB-2 (Registration No. 333-45957) (Exhibits 4.1, 3.1 and 3.2, respectively) and are incorporated herein by reference.

                                   SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    ICARUS INTERNATIONAL, INC.



Date: July 10, 1998                 By:  /s/ Herbert G. Blecker
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                                         Herbert G. Blecker
                                         Chairman of the Board and
                                         Chief Executive Officer




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